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Business Lease

This Agreement, entered into this 12th day of APRIL, 2013 between M.R.K. ACQUISITION INC.

hereinafter called the lessor or landlord, party of the first part, and ZERO GRAVITY SOLUTIONS, INC.,

of the County of Palm Beach and State of Florida hereinafter called the lessee or tenant, party of the second part:

Witnesseth, that the said lessor or landlord does this day lease unto said lessee, and said lessee does hereby hire and take as tenants under said lessor the following described premises: (Describe type of property, address, etc.)

Spanish River Centre
190 N.W. Spanish River Blvd. Suite 101, 102
Boca Raton, Florida 33431

situate in Boca Raton State of Florida, to be used and occupied by the lessee as ZERO GRAVITY SOLUTIONS INC and for no other purposes or uses whatsoever, for the term of TWELVE MONTHS, subject and conditioned on the provisions of clause ten of this lease beginning the 1st day of MAY 2013, and ending the 30 day of APRIL, 2014, at and for the agreed total rental of FIFTY TWO THOUSAND THIRTY SIX AND 00/100 Dollars, payable as follows:

APRIL 2013 FREE #102

MAY 1, 2013 - SEPT 30, 2013 $4,150/month (includes sales tax)

OCT 1, 2013 - April 30, 2014 $4468.00/month (includes sales tax)

* ALL PAYMENTS MADE AFTER THE 5TH DAY OF THE MONTH WILL INCLUDE THE LATE FEE AS NOTED BELOW.

THE TENANT SHALL PAY AN ADDITIONAL $270.00 TO BE INCLUDED WITH OCTOBER 2013 RENT TO LANDLORD, WHOM WILL THEN ARRANGE FOR ROUTINE A/C MAINTANCE SERVICE FOR SUITES 101 AND 102.

*All payments are due and payable on the first day of each month. All payments received after the fifth day of the month will be considered late, and a five percent (5%) late fee will be charged. Also, an additional ten dollars per day will be charged after the fifth day of the month until the rent is paid.
Lessee agrees that he/she will pay rent by check, money order or bank check. There shall be a $100.00 charge for any uncollected check, and the late charge (5%) shall apply.

all payments to be made to the lessor on the first day of each and every month in advance without demand at the office of MRK ACQUISITION INC. 190 NW Spanish River Blvd. Ste.100 in the City of Boca Raton, FL 33431 or at such other place and to such other person, as the lessor may from time to time designate in writing.

The following express stipulations and conditions are made a part of this lease and are hereby assented to by the lessee:

FIRST: The lessee shall not assign this lease, nor sub-let the premises, or any part thereof nor use the same, or any part thereof, nor permit the same, or any part thereof, to be used for any other purpose than as above stipulated, nor make any alterations therein, and all additions thereto, without the written consent of the lessor, and all additions, fixtures or improvements which may be made by lessee, except movable office furniture, shall

FOURTH: In the event the premises shall be destroyed or so damaged or injured by fire or other casualty during the Life of this agreement, whereby the same shall be rendered untenantable, then the lessor shall have the right to render said premises tenantable by repairs within ninety days therefrom. If said premises are not rendered tenantable within said time, it shall be optional with either party hereto to cancel this lease, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing.

FIFTH: The prompt payment of the rent for said premises upon the dates named, and the faithful observance of the rules and regulations printed upon this lease, and which are hereby made a part of this covenant, and of such other and further rules or regulations as may be hereafter made by the lessor, are the conditions upon which the lease is made and accepted and any failure on the part of the lessee to comply with the terms of said lease, or any of said rules and regulations now in existence, or which may be hereafter prescribed by the lessor, shall at the option of the lessor, work a forfeiture of this contract, and all of the rights of the lessee hereunder.

SIXTH: If the lessee shall abandon or vacate said premises before the end of the term of this lease, or shall suffer the rent to be in arrears, the lessor may, at his option, forthwith cancel this lease or he may enter said premises as the agent of the lessee, without being liable in any way therefor, and relet the premises with or without any furniture that may be, therein, as the agent of the lessee, at such price and upon such terms and for such duration of time as the lessor may determine, and receive the rent therefor, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by lessor over and above the expenses to lessor in such re-letting, the said lessee shall pay any deficiency, and if more than the full rental is realized lessor will pay over to said lessee the excess of demand.

SEVENTH: Lessee agrees to pay the cost of collection and all attorney's fee on any part of said rental that may be collected by suit or by attorney, after the same is past due.

EIGHTH: The lessee agrees that he will pay all charges for rent, gas, electricity or other illumination, and for all water used on said premises, and should said charges for rent, light or water herein provided for at any time remain due and unpaid for the space of five days after the same shall have become due, the lessor may at its option consider the said lessee tenant at sufferance and the entire rent for the rental period then next ensuing shall at once be due and payable and may forthwith be collected by distress or otherwise.

NINTH: The said lessee hereby pledges and assigns to the lessor all the furniture, fixtures, goods and chattels of said lessee, which shall or may be brought or put on said premises as security for the payment of the rent herein reserved, and the lessee agrees that the said lien may be enforced by distress foreclosure or otherwise at the election of the said lessor, and does hereby agree to pay attorney's fees ______ of the amount so collected or found to be due, together with all costs and charges therefore incurred or paid by the lessor.

TENTH: It is hereby agreed and understood between lessor and lessee that in the event the lessor decides to remodel, alter or demolish all or any part of the premises leased hereunder, or in the event of the sale or long term lease of all or any part of the building ; requiring this space, the lessee hereby agrees to vacate same upon receipt of ninty days' written notice and the return of any advance rental paid on account of this lease.

ELEVENTH: The lessor, or any of his agents, shall have the right to enter said premises during all reasonable hours, to examine the same to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of said building, or to exhibit said premises, and to put or keep upon the doors or windows thereof a notice "FOR RENT" at any time within ~~thirty~~ (90) days before the expiration of this lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this agreement, or to the rules and regulations of the building.

TWELFTH: Lessee hereby accepts the premises in the condition they are in at the beginning of this lease and agrees to maintain said premises in the same condition, order and repair as they are at the commencement of said term, excepting only reasonable wear and tear arising from the use thereof under this agreement, and to make good to said lessor immediately upon demand, any damage to water apparatus, or electric lights or any fixture, appliances or apputenances of said premises, or of the building, caused by any act or neglect of lessee, or of any person or persons in the employ or under the control of the lessee. * See Below

THIRTEENTH: It is expressly agreed and understood by and between the parties to this agreement, that the landlord shall not be liable for any damage or injury by water, which may be sustained by the said tenant or other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other tenant or agents, or employees, or by reason of the breakage, leakage, or obstruction of the water, sewer or soil pipes, or other leakage in or about the said building.

FOURTEENTH: If the lessee shall become insolvent or if bankruptcy proceedings shall be begun by or against the lessee, before the end of said term the lessor is hereby irrevocably authorized at its option, to forthwith cancel this lease, as for a default. Lessor may elect to accept rent from such receiver, trustee, or other

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SIXTEENTH: This contract shall bind the lessor and its assigns or successors, and the heirs, assigns, personal representatives, or successors as the case may be, of the lessee.

SEVENTEENTH: It is understood and agreed between the parties hereto that time is of the essence of this contract and this applies to all terms and conditions contained herein.

EIGHTEENTH: It is understood and agreed between the parties hereto that written notice mailed or delivered to the premises leased hereunder shall constitute sufficient notice to the lessee and written notice mailed or delivered to the office of the lessor shall constitute sufficient notice to the lessor, to comply with the terms of this contract.

NINETEENTH: The rights of the lessor under the foregoing shall be cumulative, and failure on the part of the lessor to exercise promptly any rights given hereunder shall not operate to forfeit any of the said rights.

TWENTIETH: It is further understood and agreed between the parties hereto that any charges against the lessee by the lessor for services or for work done on the premises by order of the lessee or otherwise accruing under this contract shall be considered as rent due and shall be included in any lien for rent due and unpaid.

TWENTY-FIRST: It is hereby understood and agreed that any signs or advertising to be used, including awnings, in connection with the premises leased hereunder shall be first submitted to the lessor for approval before installation of same.

TWENTY-SECOND: RADON GAS NOTIFICATION (the following notification may be required in some states): Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings. Additional information regarding radon and radon testing may be obtained from your county pubic health unit.

In Witness Whereof, *the parties hereto have executed this instrument for the purpose herein expressed, the day and year above written.*

Signed, sealed and delivered in the presence of:

Witness Signature (as to Lessor)

Printed Name

Witness Signature (as to Lessor)

Printed Name

Witness Signature (as to Lessee)

Printed Name

Witness Signature (as to Lessee)

Angela Letizia

Lessor Signature L.S.

THOMAS WIERNICKI

Printed Name

Post Office Address

Lessee Signature L.S.

HARVEY KAYE, PRESIDENT CHAIRMAN

Printed Name

TERRA GRAVITY SOLUTIONS, INC.

Post Office Address

TWENTY-THIRD: Lessee shall pay to lessor, in addition to any rental due under this Lease, any and all sales taxes payable on any amounts paid pursuant to this Lease. Sales tax on the base annual rental, and additional rent, if any, shall be paid along with each payment upon which sales tax is payable.

TWENTY-FOURTH: Lessee's taking possession shall be conclusive evidence as against the lessee that the premises were in good order and satisfactory condition when lessee took possession. At the termination of this Lease, lessee shall return the premises in as good condition as when lessee took possession, ordinary wear and loss by fire or other casualty excepted, failing which lessor may restore the premises to such condition and lessee shall pay the cost thereof.

TWENTY-FIFTH: Lessee has deposited with the Lessor the total sum of ZERO dollars and 00/100 (Ø), the receipt of which is hereby acknowledged by Lessor, which sum shall be retained by lessor as security for the payment by lessee of the rents herein agreed to be paid by lessee and for the faithful performance by lessee of the terms and covenants of this Lease. It is agreed that lessor, at lessor's option, may at any time apply said sum or any part thereof towards the payment of the rents and all other sums payable by lessee under this Lease, and towards the performance of each and every of lessee's covenants under this Lease, but such covenants and lessee's liability under this Lease shall thereby by discharged only pro tanto; that lessee shall remain liable for any amounts that such sum shall be insufficient to pay; that lessor may exhaust any or all rights and remedies against lessee before resorting to said sum, but nothing therein contained shall require or be deemed to require lessor to do so; that, in the event this deposit shall not be utilized for any such purposes, then such deposit shall be returned by lessor to lessee within (10) days next after the expiration of the term of this Lease. Lessor shall not be required to pay lessee any interest on said security deposit.

TWENTY-SIXTH: Lessee hereby subordinates its rights hereunder to the lien of any mortgage or mortgages, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the land of which the premises are a part or upon any buildings hereafter placed upon the land of which the premises are a part, and to all advances made or hereafter to be made upon the security thereof. This paragraph shall be self-operative, and no further instrument of subordination shall be required by any mortgagee, but lessee agrees upon request of lessor, from time to time, to promptly execute any and all documents evidencing such subordination.

TWENTY-SEVENTH: In the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage made by the lessor covering the premises or in the event a deed is given in lieu of foreclosure of any such mortgage, lessee shall attorn to the purchaser, or grantee in lieu of foreclosure, upon any such foreclosure or sale and recognize such purchaser, or grantee in lieu of foreclosure, as the lessor under this Lease.

TWENTY-EIGHTH: The lessee covenants and agrees that it shall not incur any

building, or any of the other property in which the premises may be located as a lien for any indebtedness incurred pursuant to Chapter 713, Florida Statutes, arising directly or indirectly out of any improvements, alterations or changes to the premises made by the lessee.

If any lien resulting from work contracted for by lessee shall be filed against the premises or building, then the lessee shall cause the same to be discharged or transferred to bond in a manners provided by law within twenty (20) days after the filing of the lien by the lienor upon the public records. Failure to do so shall constitute a default hereunder. The lessee agrees to indemnify and save harmless the lessor from any and all expenses, expenditures or otherwise, including attorneys' fees, for breach of this provision.

TWENTY-NINTH: The rules and Regulations with regard to said building annexed to this Lease, shall be considered a part of this Lease and lessee covenants that said Rules and Regulations shall be faithfully observed by lessee, his employees and all persons invited by lessee into said building and premises.

~~**THIRTIETH:** During the Term of this Lease, __________ individually guarantees the full cost of all payments due under this Lease.~~

THIRTY-FIRST: In the event that Premises becomes untenantable due to fire or other casualty, rent payments shall be suspended ninety (90) days after date of such fire or casualty, and shall resume upon completion of Premises being again rendered tenantable by Lessor.

THIRTY-SECOND: Lessor hereby grants Lessee an option to renew said lease for an additional period of 2 years at base annual rental rate of 4425.00 plus sales tax for year 1 , subject to 5% increase per year thereafter. Exercise of said option to renew requires that Lessee provide Lessor with written notice at least prior to termination of the original term of the Lease. THE TENANT WILL PAY $270.00 TO LANDLORD WITH FIRST MONTHS RENT (MAY 2014 & MAY 2015) FOR A/C MAINTANCE TO BE ARRANGED BY LANDLORD.

THIRTY-THIRD: Lessor does not, in any way for any purpose, become a partner of Lessee in the conduct of its business, or otherwise, or joint adventurer or a member of a joint enterprise with Lessee, nor does anything in this Lease confer any interest in Lessor in the conduct of Lessee's business.

THIRTY-FOURTH: This Lease shall be governed by the applicable laws of the State of Florida.

THIRTY-FIFTH: Lessee shall not record this Lease, or any memorandum or short form thereof, without written consent and joinder of Lessor.

improvements; to police the same; from time to time change the area; location and arrangement of parking areas and other facilities, hereinabove referred to, to restrict parking by tenants, their officers, agents and employees to employee parking areas, to close all or any portion of said areas or facilities to such extent as may, in opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of the parking areas or facilities; to discourage non-customer parking; and, to do and perform such other acts in and to said areas and improvements as, in the use of good business judgment, the Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees and customers.

Landlord shall not be liable for any damage to or any theft of any vehicle, or any contents therefrom, while in or about the parking areas located in the Building nor shall Landlord be responsible for the security of any person or vehicle while the same is in or about the Building.

Landlord will operate and maintain the common facilities referred to above in such manner as Landlord, in its sole discretion, shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the common areas and facilities. Tenant and its employees shall not park cars in parking space provided for customers.

THIRTY-SEVENTH: Lessor provides "as is" heating, ventilation and air conditioning equipment located in the premises to be regulated by Lessee so as provide service to Lessee. Lessee shall pay for all electric service provided to the Leased Premises. Lessee shall make his own arrangements for electrical service and payments for such service directly with Florida Power and Light.

THIRTY-EIGHTH: In the case of damage or destruction to the Leased Premises, or any contents thereof, Lessee shall look first to any insurance in its favor before making any claim against Lessor, and Lessee hereby releases Lessor, its agents, and employees for loss or damage covered under such policy.

THIRTY-NINTH: Lessee shall indemnify, defend and save Lessor harmless from and against any liability or expense arising from the use or occupation of the Leased Premises by Lessee, or anyone on the Leased Premises with Lessee's permission. Lessee, at its own expense, shall provide and keep in force with companies acceptable to Lessor public liability insurance for the benefit of Lessor and Lessee against liability for bodily injury and property damage in the amount of not less than $1,000,000.00 combined single limit in respect to injuries or death of one or more persons in any one occurrence, and insurance for contents stored in the Leased Premises, in an amount not less than 80% of the full insurable value of such contents and plate glass insurance covering all plate glass in the Premises. Lessee shall furnish Lessor with a certificate of such insurance and annually shall satisfy Lessor that such policy is in full force and effect. Such policy shall be primary and noncontributing with insurance carried by Lessor. Any such policy shall name as insured, Lessor and Lessee, and shall provide for at least ten (10) days' notice of all named insurers before cancellation. Lessor shall not be liable for any damage to [illegible] the Leased Premises, nor for loss or for damage

Lessee shall hold Lessor harmless from any claims arising out of damage to the same, including subrogation claims by Lessee's insurance carriers.

FORTIETH: Lessor and Lessee hereby waive trail by jury in any action, proceeding or counterclaim brought by either party against the other pertaining to any matters whatsoever arising out of or in any way connected with the Lease or Lessee's use and occupancy of the Leased Premises.

FORTY-FIRST: If Lessee holds over and continues in possession of the Leased Premises, or any part thereof, after the expiration or termination of the Lease without Lessor's permission, Lessor may recover double the amount of the rent and additional rent due for each day Lessee holds over and refuses to surrender possession. Such daily rent shall be computed by dividing the rent and additional rent for the last month of the Lease by fifteen (15).

FORTY-SECOND: Lessor (and in case, Lessor shall be joint venture, partnership, tenancy-in-common, association, or other form of joint ownership) and members of any such joint ownership, shall have absolutely no personal liability with respect to any provision of this Lease, or any obligation or liability arising therefrom or in connection therewith. Lessee shall look solely to the equity of the then owner of the Leased Premises in the Leased Premises for satisfaction of any remedies of Lessee in the event of a breach by the Lessor of any of its obligations. Such exculpation of liability shall be absolute and without any exception whatsoever.

FORTY-THIRD: The agreements contained in the Lease set forth the entire understanding of the parties, shall be binding upon and shall bind and inure to the benefit of the respective heirs, successors, assigns, and legal representatives of the parties hereto and shall not be changed or terminated orally.

FORTY-FOURTH: Lessee shall not cause the escape, release, or disposal of hazardous or toxic materials, in, at, on, or under the Leased Premises or property upon which the Leased Premises are located. Neither Lessee or Lessor shall allow the storage or use of hazardous or toxic materials at, in, or under the Leased Premises or property upon which the premises are located except as necessary for use in the ordinary course of business, For purposes of this Lease "hazardous or toxic materials" shall mean all materials or substances which have been determined to be hazardous to health or the environment, including, but not limited to, hazardous waste, as defined in the Resource Conservation and Recovery Act; hazardous substances as defined in the Comprehensive Emergency Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act; insecticides, fungicides, or rodenticide, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act; asbestos and radon, and substances determined to be hazardous under the Occupational Safety and Health Act or regulations promulgated thereunder. State and local regulations, rules or laws which are applicable shall also be included as a reference for the purpose of this definition. References to any statutes, act, regulations, or law which are applicable shall also be included as a reference for the purpose of this definition. References to any statues, act

This provision shall survive the expiration or sooner termination of the Lease.

FORTY-FIFTH: Lessee agrees that Lessor has not made any statements, promises or agreement, or taken upon itself any engagement whatsoever, verbally or in writing, in conflict with the terms of this Lease, or in which any way modifies, varies, alters, enlarges, or invalidates any of its provisions. This Lease sets for the entire understanding between Lessor and Lessee, and shall not be changed, modified, or amended except by any instrument in writing signed by the parties. Whenever used, the singular and the use of any gender shall include all genders. The headings set forth in this Lease are for the ease of reference only, and shall not be interpreted to modify or limit the provisions hereof.

FORTY-SIXTH: Lessee agrees, at any time and from time to time, within five (5) days after Lessor's written request to execute, acknowledge, and deliver to Lessor a written instrument in recordable from certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified and stating the modifications), and the dated to which Base Rent, Additional Rent, and other charges have been paid in advance, if any, and stating whether or not to be best knowledge of the signer of such certificate, Lessor is in default in the performance of any convenant, agreement, or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser of the fee or any mortgage thereof of any assignee of Lessor's interest in this Lease, or of any mortgage upon the fee of the building, or any part thereof.

FORTY-SEVEN: Tenant shall be responsible for compliance within the Demised Premises with all requirements of the Americans with Disabilities Act (the "Act"), and shall indemnify, defend and save Landlord harmless from any claim, damages or loss resulting from Tenant's failure to comply with the Act, which indemnification shall survive the termination of the Lease.

By: ______________________
Thomas R. Wiernicki, President
MRK Acquisition Inc. For Landlord

By: ______________________
Tenant
HARVEY KAYE, ~~PRESIDENT~~
ZERO GRAVITY SOLUTIONS, INC.